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                        [Letterhead of Woodburn and Wedge]


                                                                GREGG P. BARNARD
                                           E-MAIL: gbarnard@woodburnandwedge.com
                                                     DIRECT DIAL: (775) 688-3025

                                  May 18, 2005

Sierra Pacific Resources
6100 Neil Road
P.O. Box 30150
Reno, Nevada 89520

Ladies and Gentlemen:

         This opinion is delivered in connection with a registration statement on Form S-4, File No. 333-124083, as amended (the "REGISTRATION STATEMENT"), of Sierra Pacific Resources, a Nevada corporation (the "COMPANY"), relating to (i) the proposed issuance of up to 4,704,350 of the Company's Premium Income Equity Securities (the "NEW PIES"), to be issued in exchange for a like amount of the Company's Premium Income Equity Securities currently outstanding (the "OLD PIES") and (ii) 16,983,174 shares of the Company's Common Stock, $1.00 par value per share (the "COMMON STOCK"), which may be issued pursuant to the Purchase Contracts (as defined below), and Common Stock purchase rights issued and attached to the Common Stock (the "COMMON STOCK PURCHASE RIGHTS") pursuant to the Amended and Restated Rights Agreement between Sierra Pacific Resources and Wells Fargo Bank Minnesota, N.A., as successor Rights Agent, dated as of February 28, 2001. Each New PIES will consist of a stock purchase contract (each a "PURCHASE CONTRACT") to be issued by the Company under a Purchase Contract Agreement (the "PURCHASE CONTRACT AGREEMENT") to be entered into by the Company and The Bank of New York, as Purchase Contract Agent (the "PURCHASE CONTRACT AGENT") and either (a) a Senior Note (the "SENIOR NOTES") issued under the Indenture dated as of April 1, 2000, between the Company and The Bank of New York, as Trustee (the "INDENTURE TRUSTEE"), and an Officer's Certificate thereto establishing the terms of the Senior Notes (the "INDENTURE"), or (b) certain U.S. Treasury Securities, pledged to secure the holder's obligation to purchase shares of the Company's Common Stock under the Purchase Contracts.

         We have reviewed: (a) the Registration Statement, including the Prospectus; (b) resolutions of the Board of Directors of the Company authorizing the issuance and sale of the PIES and matters related thereto; (c) the form of Purchase Contract with respect to the purchase and sale of shares of the Company's Common Stock; (d) the Indenture; and (e) the form of Senior Note. In addition, we have examined originals or copies of documents, corporate records and other writings that we consider relevant for the purposes of this opinion. In such examination and review, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, conformity to the original documents of all documents submitted to us as copies and the authenticity

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Sierra Pacific Resources
May 18, 2005
Page 2

of the originals of such latter documents. As to any facts material to our opinion, we have, when relevant facts were not independently established, relied upon the aforesaid records, certificates and documents.

         Based on the foregoing and subject to the assumptions, limitations and qualifications set forth herein, we are of the opinion that:

         (i) the Company is validly existing as a corporation and in good standing under the laws of the State of Nevada;

         (ii) each Purchase Contract and the transactions contemplated thereby has been duly authorized by the Company; when the Purchase Contracts have been duly executed and delivered by the Company and the Purchase Contract Agent pursuant to the Purchase Contract Agreement, they will, to the extent that Nevada law governs such issues, constitute a legally valid and binding agreement of the Company, enforceable against the Company in accordance with its terms;

         (iii) the New PIES have been duly authorized by the Company; when the New PIES have been duly executed and delivered by the Company, duly executed by the Purchase Contract Agent as attorney-in-fact for the holders thereof and duly authenticated by the Purchase Contract Agent, and further upon the issuance and delivery thereof by the Company against receipt of Old PIES surrendered in exchange therefor as contemplated in the Registration Statement and the Prospectus, the New PIES, to the extent that Nevada law governs such issues, will be duly and validly issued and outstanding and will constitute legally valid and binding obligations of the Company, entitled to the benefits of the Purchase Contract Agreement and enforceable against the Company in accordance with their terms;

         (iv) the Senior Notes have been duly authorized by the Company; when the Senior Notes have been duly executed and delivered by the Company, issued and delivered against payment therefor in accordance with the provisions of the Indenture, including due authentication thereof by the Trustee and the execution and delivery by the Trustee of all requisite documentation pursuant to the Indenture and incorporated into the New PIES, and further upon the issuance and delivery of the New PIES against receipt of Old PIES surrendered in exchange therefor as contemplated in the Registration Statement and the Prospectus, the Senior Notes will, to the extent that Nevada law governs such issues, be duly and validly issued and outstanding and will constitute legally valid and binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms; and

         (v) the shares of the Company's Common Stock and the related Common Stock Purchase Rights issuable pursuant to the Purchase Contracts have been duly authorized and reserved for issuance and will be validly issued and fully paid and nonassessable when issued

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Sierra Pacific Resources
May 18, 2005
Page 3

and delivered in accordance with the provisions of the Purchase Contract and Registration Statement and the Common Stock Purchase Rights will be valid and legally binding obligations of the Company upon:

                  (a) compliance with the Securities Act and action of the Securities and Exchange Commission permitting the Registration Statement to become effective; and

                  (b) the issuance and sale of the Common Stock and the related Common Stock Purchase Rights for the consideration contemplated by, and otherwise in conformity with, the Registration Statement and the Purchase Contracts.

         Our opinions expressed in paragraphs (ii), (iii) and (iv) are further subject to (a) the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors; (b) the effect of general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief regardless of whether considered in a proceeding in equity or at law.

         We express no opinion as to any provision contained in or otherwise made a part of the securities described herein (i) providing for rights of indemnity or contribution, (ii) purporting to waive (or having the effect of waiving) any rights under the Constitution or laws of the United States of America or any state, (iii) providing for, or having the effect of, releasing any person prospectively from liability for its own wrongful or negligent acts, or breach of such documents and instruments, (iv) specifying the jurisdiction the laws of which shall be applicable thereto or specifying or limiting the jurisdictions before the courts of which cases relating to the securities may be brought, (v) restricting access to legal or equitable remedies, (vi) providing that the failure to exercise any right, remedy or option under the securities shall not operate as a waiver thereof, (vii) to the effect that amendments, waivers and modifications to the securities may only be made in writing, (viii) purporting to establish any evidentiary standard, (ix) granting any power of attorney, (x) purporting to waive or otherwise affect any right to receive notice, or (xi) purporting to restrict competition.

         The foregoing opinion is limited to the matters expressly set forth herein and no opinion may be implied or inferred beyond the matters expressly stated. We disclaim any obligation to update this letter for events occurring after the date of this letter, or as a result of knowledge acquired by us after that date, including changes in any of the statutory or decisional law after the date of this letter. We are members of the bar of the State of Nevada. We express no opinion as to the effect and application of any United States federal law, rule or regulation or any securities or blue-sky laws of any state, including the State of Nevada. We are not opining on, and assume no responsibility as to, the applicability to or the effect on any of the matters covered herein of

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Sierra Pacific Resources
May 18, 2005
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the laws of any other jurisdiction, other than the laws of Nevada as presently in effect.

         We hereby consent:

         1. To being named in the Registration Statement and in any amendments thereto as counsel for the Company;

         2. To the statements with reference to our firm made in the Registration Statement of the Company on Form S-4, File No. 333-124083; and

         3. To the filing of this opinion as an exhibit to the Registration Statement.

         This opinion is rendered only to you and is solely for your benefit in connection with the transaction covered hereby; provided, that the law firm of Choate, Hall & Stewart LLP may rely on this opinion in connection with the opinion to be rendered by them in connection with the Registration Statement.

                                    Sincerely,

                                    WOODBURN and WEDGE



                                    By: /s/ Gregg P. Barnard
                                       ------------------------------
                                               Gregg P. Barnard